Exhibit  32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY  ACT  OF  2002

     I, MacDonald Tudeme, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of MT Ultimate Healthcare Corp. on Form 10-KSB for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of MT Ultimate Healthcare Corp.

May  19,  2005

                                   By:   /s/  MacDonald  Tudeme
                                        --------------------------
                                        MacDonald  Tudeme
                                        Chief  Executive  Officer  and
                                        Chief  Financial  Officer

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